UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K
_____________________________

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02.    Results of Operations and Financial Condition.

DTE Energy Company (“DTE Energy”) is furnishing the Securities and Exchange Commission (“SEC”) the financial statements for its indirect wholly-owned subsidiary, Michigan Consolidated Gas Company, for the quarter ended March 31, 2012. The financial statements will be posted to DTE Energy's website at www.dteenergy.com on May 14, 2012. The financial statements are also furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

99.1	Financial Statements of Michigan Consolidated Gas Company for the quarter ended March 31, 2012.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's 2011 Form 10-K and 2012 Form 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy's actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012

DTE Energy Company
(Registrant)

/s/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Statements of Michigan Consolidated Gas Company for the quarter ended March 31, 2012.